UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 29, 2004

                                 INFINITY, INC.
             (Exact name of registrant as specified in its charter)




        COLORADO                     0-17204                 84-1070066

      (State or other              (Commission           (I.R.S. Employer
      jurisdiction of              File Number)           Identification
     incorporation or                                         Number)
       organization)



      211 WEST 14TH STREET                                   66720
      CHANUTE, KANSAS                                        (Zip Code)
      (Address of principal
      executive offices)


       Registrant's telephone number, including area code: (620) 431-6200


                                    NO CHANGE
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (c)      Exhibits.

      Exhibit
        No.     Description
      -------   ----------------------------------------------------------------
       99.1     Press release of Infinity, Inc., dated March 29, 2004, reporting financial results for the year ended December 31, 2003.
       99.2     Press release of Infinity, Inc., dated March 29, 2004, reporting proved reserves as of December 31, 2003 and providing an update of exploration and production operations.



ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On March 29, 2004, Infinity, Inc. issued a press release reporting its financial results for the year ended December 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

      Also on March 29, 2004, Infinity, Inc. issued a press release reporting proved reserves as of December 31, 2003 and providing an update of exploration and production operations. A copy of this press release is attached hereto as
Exhibit 99.2 and is incorporated by reference herein.

      The information in this Form 8-K, including Exhibit 99.1 and 99.2, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  March 29, 2004

                                        INFINITY, INC.


                                        By: /s/ JON D. KLUGH
                                           --------------------------------
                                            Jon D. Klugh
                                            Chief Financial Officer

                                  EXHIBIT INDEX


      Exhibit
        No.     Description
      -------   ----------------------------------------------------------------
       99.1     Press release of Infinity, Inc., dated March 29, 2004, reporting financial results for the year ended December 31, 2003.

       99.2 Press release of Infinity, Inc., dated March 29, 2004, reporting proved reserves as of December 31, 2003 and providing an update of exploration and production operations.